EXHIBIT 32.2
Certification of Chief Financial Officer of Concho Resources Inc.
(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
     In connection with the Quarterly Report of Concho Resources Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven L. Beal, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Steven L. Beal Steven L. Beal
Director, President, Chief Operating Officer and
Chief Financial Officer (Principal Financial and Accounting Officer)
Date: August 13, 2008